September 3, 2008

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	Separate Account VUL-A, SEC File No. 811-09115

➢	Legacy Builder Plus/ Inheritance Builder Plus, Registration No. 333-86231

Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the semi-annual reports dated June 30, 2008, for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

SEMI-ANNUAL REPORT FILINGS:

Aegon/Transamerica Series Trust, SEC File No. 811-04419

AIM Variable Insurance Funds Series 1 Shares, SEC File No. 822-07452

Dreyfus Stock Index Fund- Initial Class, SEC File No. 811-05719

Dreyfus Variable Investment Fund, SEC File No. 811-05125

Fidelity Variable Insurance Products Funds, SEC File No. 811-05511, 811-03329, 811-07205

Janus Aspen Series, SEC File No. 811-07736

MFS Variable Insurance Trust, SEC File No. 811-08326

Oppenheimer Variable Account, SEC File No. 811-04108

Some of the funds included in each Fund Company’s semi-annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their semi-annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Gayle Morden at (727) 299-1747.

Sincerely,

/s/ Arthur D. Woods
Arthur D. Woods
Vice President & Counsel

cc:	Priscilla Hechler

Gayle A. Morden